                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event required):
                               October 12, 1998



                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)



   NEW JERSEY                      1-1-432                        22-2429994
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(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                    Identification
incorporation)                                                 Number)


                              Meridian Center II
                            4 Industrial Way West
                         Eastontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)



      Registrant's telephone number, including area code:   732-676-1200






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         (Former name or former address, if changed from last report)









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                                      -2-

        Item 5. Other Events
                ------------

                Roberts Pharmaceutical Corporation announced today that, based on preliminary unaudited data, the Company expects to report a strong profit for the third quarter ended September 30, 1998. Roberts said it expects third-quarter 1998 per share earnings to exceed the high end of the First Call estimate range of $0.10 to $0.13.

        Revenues for the three months ended September 30, 1998 are expected to again exceed the $40 million level. Additionally, the quarterly gross profit margin should continue to reflect the strength achieved earlier in the year due to the shift in product mix towards new higher margin pharmaceuticals. Moreover, Roberts has continued to focus on improving its operating efficiencies and the Company anticipates a meaningful decline in third-quarter selling, administrative and general expenses as a percent of revenues.

        Roberts further noted that its optimistic outlook for third-quarter profits is based on a strong operating performance. The Company stated that third quarter results would be reported during the week of October 19, 1998.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                  (Registrant)



Date: October 13, 1998                  By:  /s/ Anthony A. Rascio
                                            ------------------------------
                                             Anthony A. Rascio
                                             Vice President
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                                      -3-

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the effort of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.